                                                                   EXHIBIT 10.24


                           PJC FINANCING CORPORATION
                          COLONY COMMUNICATIONS, INC.
                        COLUMBIA CABLE OF MICHIGAN, INC.
                         N-COM ACQUISITION CORPORATION

                                CREDIT AGREEMENT

                                Amendment No. 1
                                ---------------


     This Agreement, dated as of September 22, 1995 is among PJC Financing Corporation, a Delaware corporation, N-Com Acquisition Corporation, a Michigan corporation, The Toronto-Dominion Bank, in its capacity as Documentation Agent and as a Managing Agent for the Lenders, The First National Bank of Boston, in its capacity as Administrative Agent and as a Managing Agent for itself and the other Lenders, and The Bank of New York, in its capacity as Syndication Agent and as a Managing Agent for itself and the other Lenders. The parties agree as follows:

1.  Reference to Credit Agreement; Definitions.  Reference is made to the Credit
    ------------------------------------------
Agreement dated as of July 18, 1995, as in effect on the date hereof prior to giving effect to this Agreement (the "Credit Agreement"), among PJC Financing
                                      ----------------
Corp., Colony (at such time as it shall become a party thereto in accordance with Section 5.1.1 thereof), N-Com, Columbia (at such time as it shall become a party thereto in accordance with Section 5.2.2 thereof), their respective Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, the Documentation Agent, the Administrative Agent, the Syndication Agent and the Managing Agents. Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise
                                  ------------------------
defined herein are used herein with the meanings so defined. References in this Agreement to "Sections" and "Exhibits", except as the context otherwise dictates, are references to sections hereof and exhibits hereto.

2.  Amendments to Credit Agreement.  Subject to all the terms and conditions
    ------------------------------
hereof, and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is hereby amended as follows:

     2.1.  Amendment to Section 1.73.  Paragraph (a) of the definition of
           -------------------------
"Lender Agreement" in Section 1.73 of the Credit Agreement is amended to read in its entirety as follows:

              "(a) this Agreement, the CCI Subordination Agreement and the Notes, each as from time to time in effect;"

     2.2.  Amendment to Section 1.105.  The definition of "PJC Financing Corp."
           --------------------------
in Section 1.105 of the Credit Agreement is amended to read in its entirety as follows:

              "1.105.  "PJC Financing Corp." means PJC Financing Corporation, a
                        ------------------
     Delaware corporation and a wholly owned Subsidiary of the Company (a) which was formed for the purpose of borrowing funds hereunder and immediately (i) applying approximately $405,000,000 of such funds to purchase all of the outstanding capital stock of King Videocable Company as part of the Providence Journal Cable Acquisition and (ii) lending up to $410,000,000 of such funds to Providence Journal Company immediately prior to, and solely in connection with, the Providence Journal Cable Acquisition, and (b) which will be merged into Colony after the consummation of the Providence Journal Cable Acquisition."

     2.3.  Amendment to Section 7.9.4.  Section 7.9.4 of the Credit Agreement is
           --------------------------
amended to read in its entirety as follows:

              "7.9.4. Investments consisting of (a) the purchase by PJC Financing Corp. of all of the outstanding capital stock of King Videocable Company for approximately $405,000,000 as part of the Providence Journal Cable Acquisition and (b) a loan in a principal amount of up to $410,000,000 by PJC Financing Corp. to Providence Journal Company immediately prior to, and solely in connection with, the consummation of the Providence Journal Cable Acquisition; provided, however, that the
                                               -----------------
     Company (i) shall assume such loan as part of the Providence Journal Cable Acquisition and (ii) shall thereafter be released from its obligations under such loan in accordance with Section 7.16(f)."

     2.4.  Amendment to Section 7.16(f).  Section 7.16(f) of the Credit
           ----------------------------
Agreement is amended to read in its entirety as follows:

              "(f) the transactions contemplated by the Providence Journal Cable Acquisition (including, without limitation, the release of the Company of its obligations to pay PJC Financing Corp. Indebtedness in a principal amount of up to $410,000,000, together with all interest accrued thereon, incurred solely in connection with the Providence Journal Cable Acquisition);"

     2.5.  Amendment to Exhibit 1A.  Exhibit 1A to the Credit Agreement is
           -----------------------
amended to read in its entirety as set forth in Exhibit 1A hereto.

3.    Representations and Warranties.  In order to induce the Lenders to enter
      ------------------------------
into this Agreement, each of the Borrowers and the Guarantors represents and warrants to each of the Lenders that immediately before and after giving effect to this Agreement, no Default exists.

4.  General.  The Amended Credit Agreement and all of the Lender Agreements are
    -------
each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Lender Agreements referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Lender Agreement and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has executed this Agreement under seal by a duly authorized officer as of the date first set forth above.

                                  BORROWERS AND GUARANTORS:

                                  PJC FINANCING CORPORATION


                                  By /s/ P. Eric Krauss
                                     -----------------------------------
                                     Title: Vice President and Treasurer

                                  N-COM ACQUISITION CORPORATION


                                  By /s/ P. Eric Krauss
                                     -----------------------------------
                                     Title: Vice President and Treasurer


                                  MANAGING AGENTS:

                                  THE TORONTO-DOMINION BANK, as
                                   Documentation Agent and as a Managing Agent for the Lenders


                                  By /s/ Peter J. Foley
                                     -----------------------------------
                                    Title: Managing Director

                                  THE FIRST NATIONAL BANK OF BOSTON, as
                                   Administrative Agent and as a Managing Agent for itself and the other Lenders


                                  By /s/
                                     ------------------------------------
                                    Title: Director

                                  THE BANK OF NEW YORK, as Syndication
                                   Agent and as a Managing Agent for itself and the other Lenders


                                  By /s/
                                     ------------------------------------
                                    Title: Vice President

     Each of the undersigned hereby consents to the foregoing Agreement:

AGENTS:

CHEMICAL BANK                           CIBC INC.


By /s/                                  By /s/
  ------------------------------          ------------------------------
  Title: Managing Director                Title: Vice President

CITIBANK, N.A.                          MELLON BANK, N.A.


By /s/ Mary S. Thomas                   By /s/
  ------------------------------          ------------------------------
  Title:                                  Title: Vice President

NATIONSBANK OF TEXAS, N.A.


By /s/ Jennifer Obon Bishop
  ------------------------------
  Title: Vice President


CO-AGENTS:
BANK OF MONTREAL                        THE BANK OF TOKYO
                                         TRUST COMPANY

By /s/ Yvonne Bos                       By /s/ Charles Poer
  ------------------------------          ------------------------------
  Title: Managing Director                Title: Vice President


BANQUE NATIONALE DE                     BANQUE PARIBAS
 PARIS

By /s/                                  By /s/ Philippe Vuarchex
  -------------------------------         ------------------------------
  Title: SVP and Manager                  Title: Vice President

By /s/ Janice Ho                        By /s/ Errol R. Antzis
  -------------------------------         ------------------------------
  Title: Vice President                   Title: Group Vice President

COMPAGNIE FINANCIERE DE CIC             CREDIT LYONNAIS CAYMAN
 ET DE L'UNION EUROPEENNE                ISLAND BRANCH

By /s/ Marcus Edward                    By /s/
  ---------------------------------       ------------------------------
  Title: Vice President                   Title: Authorized Signature

By /s/ Brian O'Leary
  ---------------------------------
  Title: Vice President



DEUSTCHE BANK AG, NEW YORK              THE FIRST NATIONAL BANK
  AND/OR CAYMAN ISLAND                   OF CHICAGO
  BRANCHES


By /s/ John R. Lilly                    By /s/
  ---------------------------------       ------------------------------
  Title: Vice President                   Title: Vice President

By /s/ Stephen E. Kohler
  ---------------------------------
  Title: Assistant Vice President


THE FUJI BANK, LIMITED                  LTCB TRUST COMPANY


By /s/ Katsunori Nozawa                 By /s/ John A. Krob
  ---------------------------------        -----------------------------
  Title: Vice President and Manager        Title: Senior Vice President

MORGAN GUARANTY TRUST                   NATWEST BANK N.A.
 COMPANY OF NEW YORK

By /s/                                  By /s/
   --------------------------------       ------------------------------
  Title:                                  Title: Vice President

ROYAL BANK OF CANADA                    SHAWMUT BANK
                                         CONNECTICUT, N.A.

By /s/                                  By /s/
   --------------------------------        ------------------------------
  Title: Senior Manager                    Title: Director

SOCIETE GENERALE                        SWISS BANK CORPORATION,
                                         NEW YORK BRANCH

By /s/ John Sadik-Khan                  By /s/ Phyllis J. Karn
   --------------------------------        ------------------------------
   Title: Vice President                   Title: Director

                                        By /s/ James R. Williams
                                           -------------------------------
                                           Title: Director

UNION BANK


By /s/ Christine Ball
   --------------------------------
   Title: Vice President

OTHER LENDERS:

BANK OF IRELAND, GRAND                  THE DAI-ICHI KANGYO BANK,
 CAYMAN BRANCH                           LIMITED, NEW YORK BRANCH

By /s/                                  By /s/ Seiji Imai
   ---------------------------------       ------------------------------
   Title: Vice President                   Title: A.V.P.

THE DAIWA BANK, LIMITED                 DRESDNER BANK AG
                                         NEW YORK AND GRAND
                                         CAYMAN BRANCHES

By /s/                                  By /s/ Charles H. Hill
  ---------------------------------        ------------------------------
   Title: Vice President and Manager       Title: Vice President

By /s/                                  By /s/ William E. Lambert
   --------------------------------        ------------------------------
   Title: A.V.P.                           Title: Assistant Treasurer


FIRST HAWAIIAN BANK                     MIDLANTIC BANK, N.A.


By /s/ William B. Schink                By /s/
   ---------------------------------       ------------------------------
   Title: Vice President                   Title: Vice President

THE MITSUBISHI TRUST AND                NATIONAL CITY BANK
 BANKING CORPORATION

By /s/                                  By /s/ Renold D. Thompson, Jr.
   ---------------------------------       ------------------------------
   Title: Senior Vice President            Title: Senior Vice President

NBD BANK                                THE SANWA BANK, LIMITED


By /s/                                  By /s/
  ------------------------------          ------------------------------
  Title: Second Vice President            Title: S.V.P.


THE SUMITOMO BANK, LIMITED,             TORONTO DOMINION
 CHICAGO BRANCH                          (NEW YORK) INC.

By /s/ Thiroyuki Iwami                  By /s/ R.C. Bingham
  ------------------------------          ------------------------------
  Title: Joint General Manager            Title: Managing Director

UNITED JERSEY BANK


By /s/
  ------------------------------
  Title: Vice President